--------------------------------------------------------------------------------

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

\DEAL NAME                                                MSCI 2005-HQ5
CLASS: RATING                                               BBB/BBB
 SIZE                                                    $ 13,376,000.00
NO PREPAY STRESS

NOTE: Loss Severity should be applied against outstanding balance as of time of default, NOT original outstanding balance.

                                              CLASS          H

                                 Loss Severity: 40%
                          Recovery Delay: 12 months
                             % CUM LOSS YIELD BREAK    4.71% - 4.97%
                                  CDR - YIELD BREAK      1.7 - 1.8
                    % CUM LOSS 1ST $ PRINCIPAL LOSS    4.19% - 4.45%
                         CDR - 1ST $ PRINCIPAL LOSS      1.5 - 1.6

                                 Loss Severity: 50%
                          Recovery Delay: 12 months
                             % CUM LOSS YIELD BREAK    4.90% - 5.23%
                                  CDR - YIELD BREAK      1.4 - 1.5
                    % CUM LOSS 1ST $ PRINCIPAL LOSS    4.23% - 4.57%
                         CDR - 1ST $ PRINCIPAL LOSS      1.2 - 1.3

                                 Loss Severity: 60%
                          Recovery Delay: 12 months
                             % CUM LOSS YIELD BREAK    4.67% - 5.08%
                                  CDR - YIELD BREAK      1.1 - 1.2
                    % CUM LOSS 1ST $ PRINCIPAL LOSS    4.26% - 4.67%
                         CDR - 1ST $ PRINCIPAL LOSS      1.0 - 1.1

                                 Loss Severity: 70%
                          Recovery Delay: 12 months
                             % CUM LOSS YIELD BREAK    4.49% - 4.97%
                                  CDR - YIELD BREAK      0.9 - 1.0
                    % CUM LOSS 1ST $ PRINCIPAL LOSS    4.00% - 4.49%
                         CDR - 1ST $ PRINCIPAL LOSS      0.8 - 0.9

Assumptions
(1) All defaults start immediately with 100% advancing and 0% CPR

--------------------------------------------------------------------------------
THIS MATERIAL IS NOT A SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR
OTHER FINANCIAL INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. THIS
MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.
--------------------------------------------------------------------------------

This material was prepared by sales, trading or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean
Witter Asia Limited (together with their affiliates, hereinafter "Morgan
Stanley"). This material was not produced by a Morgan Stanley research analyst,
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Unless otherwise indicated, these views (if any) are the author's and may differ
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This material was prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity
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This material has been prepared for information purposes only and is not a
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prospective participant had completed its own independent investigation of the
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The securities/instruments discussed in this material may not be suitable for
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Notwithstanding anything herein to the contrary, Morgan Stanley and each
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In the UK, this communication is directed in the UK to those persons who are
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This material may not be sold or redistributed without the prior written consent
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--------------------------------------------------------------------------------
(c) 2004 Morgan Stanley
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY

03/11/2005         10:29:07  CARVE Version 41.0  /u/dsouzad/deal/hq5/050311/hq5.050311.stressrun.carve
MSCI               MSCI      SERIES **2005-HQ5 **S&P / FITCH (RED)        CLASS A3
---------------------------------------------------------------------------------------------------------------------
Class                A3                      Settlement Date           03/31/2005       Coupon
Original Balance     159,400,000.00          Dated Date                03/01/2005       Delay
Current Balance      159,400,000.00          First Payment Date        04/14/2005       Lead Manager
Credit Rating        AAA/AAA                 Next Payment Date         04/14/2005       Orig Deal Size
Market Desc          N/A                     Payment Freq              Monthly          Num of Tranches
Factor               1.00000000              Interest Freq             Monthly          Deal Age

CONDITION                              ( _GROUP == 1)  ( _GROUP == 1) ( _GROUP == 1) ( _GROUP == 1) ( _GROUP == 1)

PREPAY                 CPR 0            CPR 0           CPR 0          CPR 0          CPR 0          CPR 0
DEFAULT                                                                BDR 2          BDR 2          BDR 2
ADVANCES                                                               NO             NO             NO
RECV MNTH                                                              0              0              0
RECV DISTR                                                             100 1          100 1          100 1
LOSSES                                                                 0.4            0.4            0.4
BALL EXT                                10% 12 MOS      20% 12 MOS     10% 12 MOS     20% 12 MOS     10% 12 MOS
PREPAY                                  CPR 0           CPR 0          CPR 0          CPR 0          CPR 0
DEFAULT                                                                                              CDR 2
ADVANCES                                                                                             NO
RECV MNTH                                                                                            12
RECV DISTR                                                                                           100 1
LOSSES                                                                                               0.4
---------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------------

                     99.8249     5.0286      5.0286          5.0286          5.0286         5.0286          5.0285
                     99.8874     5.0173      5.0175          5.0176          5.0175         5.0176          5.0170
                     99.9499     5.0061      5.0063          5.0066          5.0063         5.0066          5.0055
                    100.0124     4.9949      4.9952          4.9956          4.9952         4.9956          4.9940
                    100.0749     4.9836      4.9841          4.9846          4.9841         4.9846          4.9825
                    100.1374     4.9724      4.9730          4.9736          4.9730         4.9736          4.9710
                    100.1999     4.9612      4.9619          4.9626          4.9619         4.9626          4.9596
                    100.2624     4.9500      4.9508          4.9516          4.9508         4.9517          4.9481
                    100.3249     4.9388      4.9397          4.9406          4.9398         4.9407          4.9367
                    100.3874     4.9277      4.9287          4.9297          4.9287         4.9297          4.9252
                    100.4499     4.9165      4.9176          4.9187          4.9176         4.9188          4.9138
                    100.5124     4.9053      4.9066          4.9078          4.9066         4.9078          4.9024
                    100.5749     4.8942      4.8955          4.8968          4.8955         4.8969          4.8910
                    100.6374     4.8830      4.8845          4.8859          4.8845         4.8860          4.8795
                    100.6999     4.8719      4.8734          4.8750          4.8735         4.8751          4.8681
                    100.7624     4.8607      4.8624          4.8641          4.8625         4.8642          4.8568
                    100.8249     4.8496      4.8514          4.8532          4.8515         4.8533          4.8454
                    100.8874     4.8385      4.8404          4.8423          4.8405         4.8424          4.8340
                    100.9499     4.8274      4.8294          4.8314          4.8295         4.8315          4.8226
                    101.0124     4.8163      4.8184          4.8205          4.8185         4.8206          4.8113
                    101.0749     4.8052      4.8074          4.8096          4.8075         4.8097          4.7999
---------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       6.68        6.76            6.84            6.76           6.84            6.50
FIRST PRIN                   11/14/2011  11/14/2011      11/14/2011      11/14/2011     11/14/2011      02/14/2010
LAST PRIN                    03/14/2010  03/14/2014      03/14/2014      03/14/2014     03/14/2014      03/14/2012
PAYMENT WINDOW                        5          29              29              29             29              26
ACCRUAL FACTOR                   0.4150      0.4150          0.4150          0.4150         0.4150          0.4150
MOD DURATION @ 100.4499            5.55        5.60            5.66            5.60           5.66            5.42
USD SWAP SPREAD @ 100.4499           20          19              19              19             19              21

-----------------------------------------------------------------------------------------------------------
 4.98000                               Cusip             N/A
 13                                    Yield Table Date  03/11/2005
 Morgan Stanley & Co.                  Yield Frequency   SemiAnnual
 1,528,677,432.90                      Yield Day Count   30/360
 28
 0

    (_GROUP == 1)  (_USERVALUE6 == 1 )

   CPR 0          CPR 0
   BDR 2          BDR 100
   NO             NO
   0              0
   100 1          100 1
   0.4            0.4
   20% 12 MOS     12 MOS
   CPR 0          CPR 0
   CDR 2
   NO
   12
   100 1
   0.4
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

          5.0285                 5.0290
          5.0172                 5.0191
          5.0058                 5.0093
          4.9944                 4.9994
          4.9831                 4.9896
          4.9717                 4.9797
          4.9604                 4.9699
          4.9491                 4.9601
          4.9377                 4.9503
          4.9264                 4.9405
          4.9151                 4.9307
          4.9038                 4.9209
          4.8926                 4.9111
          4.8813                 4.9013
          4.8700                 4.8916
          4.8587                 4.8818
          4.8475                 4.8721
          4.8362                 4.8623
          4.8250                 4.8526
          4.8138                 4.8428
          4.8026                 4.8331
------------------------------------------------------------------------------------------------------------
            6.59                   7.83
      02/14/2011             11/14/2011
      11/14/2012             04/14/2014
              22                     30
          0.4150                 0.4150
            5.48                   6.33
              21                     13

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                     Page 1 of 2

                                                                                                       MORGAN STANLEY
03/11/2005          10:29:07  CARVE Version 41.0/u/dsouzad/deal/hq5/050311/hq5.050311.stressrun.carve
MSCI                MSCI      SERIES **2005-HQ5         **S&P / FITCH (RED)        CLASS AAB
---------------------------------------------------------------------------------------------------------------------
Class                   AAB               Settlement Date              03/31/2005      Coupon
Original Balance        67,500,000.00     Dated Date                   03/01/2005      Delay
Current Balance         67,500,000.00     First Payment Date           04/14/2005      Lead Manager
Credit Rating           AAA/AAA           Next Payment Date            04/14/2005      Orig Deal Size
Market Desc             N/A               Payment Freq                 Monthly         Num of Tranches
Factor                  1.00000000        Interest Freq                Monthly         Deal Age

CONDITION                              ( _GROUP == 1) ( _GROUP == 1)  ( _GROUP == 1) ( _GROUP == 1)  ( _GROUP == 1)
PREPAY                     CPR 0       CPR 0         CPR 0            CPR 0            CPR 0        CPR 0
DEFAULT                                                               BDR 2            BDR 2        BDR 2
ADVANCES                                                              NO               NO           NO
RECV MNTH                                                             0                0            0
RECV DISTR                                                            100 1            100 1        100 1
LOSSES                                                                0.4              0.4          0.4
BALL EXT                               10% 12 MOS    20% 12 MOS       10% 12 MOS       20% 12 MOS   10% 12 MOS
PREPAY                                 CPR 0         CPR 0            CPR 0            CPR 0        CPR 0
DEFAULT                                                                                             CDR 2
ADVANCES                                                                                            NO
RECV MNTH                                                                                           12
RECV DISTR                                                                                          100 1
LOSSES                                                                                              0.4
---------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------------

                     99.8670     5.0518         5.0518      5.0518          5.0518         5.0518          5.0513
                     99.9295     5.0409         5.0409      5.0409          5.0409         5.0409          5.0400
                     99.9920     5.0301         5.0301      5.0301          5.0301         5.0301          5.0287
                    100.0545     5.0193         5.0193      5.0193          5.0193         5.0193          5.0174
                    100.1170     5.0084         5.0084      5.0084          5.0084         5.0084          5.0061
                    100.1795     4.9976         4.9976      4.9976          4.9976         4.9976          4.9949
                    100.2420     4.9868         4.9868      4.9868          4.9868         4.9868          4.9836
                    100.3045     4.9760         4.9760      4.9760          4.9760         4.9760          4.9723
                    100.3670     4.9652         4.9652      4.9652          4.9652         4.9652          4.9611
                    100.4295     4.9544         4.9544      4.9544          4.9544         4.9544          4.9498
                    100.4920     4.9437         4.9437      4.9437          4.9437         4.9437          4.9386
                    100.5545     4.9329         4.9329      4.9329          4.9329         4.9329          4.9273
                    100.6170     4.9221         4.9221      4.9221          4.9221         4.9221          4.9161
                    100.6795     4.9114         4.9114      4.9114          4.9114         4.9114          4.9049
                    100.7420     4.9006         4.9006      4.9006          4.9006         4.9006          4.8937
                    100.8045     4.8899         4.8899      4.8899          4.8899         4.8899          4.8825
                    100.8670     4.8792         4.8792      4.8792          4.8792         4.8792          4.8713
                    100.9295     4.8684         4.8684      4.8684          4.8684         4.8684          4.8601
                    100.9920     4.8577         4.8577      4.8577          4.8577         4.8577          4.8490
                    101.0545     4.8470         4.8470      4.8470          4.8470         4.8470          4.8378
                    101.1170     4.8363         4.8363      4.8363          4.8363         4.8363          4.8267
---------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       7.01           7.01        7.01            7.01           7.01            6.65
FIRST PRIN                   03/14/2010     03/14/2010  03/14/2010      03/14/2010     03/14/2010      03/14/2010
LAST PRIN                    03/14/2010     03/14/2014  03/14/2014      03/14/2014     03/14/2014      12/14/2012
PAYMENT WINDOW                       49             49          49              49             49              34
ACCRUAL FACTOR                   0.4175         0.4175      0.4175          0.4175         0.4175          0.4175
MOD DURATION @ 100.4920            5.75           5.75        5.75            5.75           5.75            5.51
USD SWAP SPREAD @ 100.4920           20             20          20              20             20              22

---------------------------------------------------------------------------------------------------------------------
 5.01000                           Cusip              N/A
 13                                Yield Table Date   03/11/2005
 Morgan Stanley & Co.              Yield Frequency    SemiAnnual
 1,528,677,432.90                  Yield Day Count    30/360
 28
 0

 ( _GROUP == 1)  ( _USERVALUE6 == 1)

CPR 0           CPR 0
BDR 2           BDR 100
NO              NO
0               0
100 1           100 1
0.4             0.4
20% 12 MOS      12 MOS
CPR 0           CPR 0
CDR 2
NO
12
100 1
0.4
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

         5.0515              5.0518
         5.0403              5.0409
         5.0291              5.0301
         5.0180              5.0193
         5.0068              5.0084
         4.9957              4.9976
         4.9845              4.9868
         4.9734              4.9760
         4.9623              4.9652
         4.9512              4.9544
         4.9401              4.9437
         4.9290              4.9329
         4.9179              4.9221
         4.9068              4.9114
         4.8958              4.9006
         4.8847              4.8899
         4.8737              4.8792
         4.8626              4.8684
         4.8516              4.8577
         4.8406              4.8470
         4.8295              4.8363
---------------------------------------------------------------------------------------------------------------------
           6.75                7.01
     03/14/2010          03/14/2010
     12/14/2012          03/14/2014
             34                  49
         0.4175              0.4175
           5.58                5.75
             22                  20

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                     Page 2 of 2

                                                                                                                     MORGAN STANLEY
03/17/2005          10:43:09 CARVE Version 41.0 /u/dsouzad/deal/hq5/050316/hq5.050316.carve
MSCI                MSCI SERIES **2005-HQ5              **S&P / FITCH CLASS X2
-----------------------------------------------------------------------------------------------------------------------------------
Class               X2                          Settlement Date         03/31/200        Coupon            -1.00000
Original Balance    1,491,246,000.00            Dated Date              03/01/200        Delay             13
Current Balance     1,491,246,000.00            First Payment Date      04/14/200        Lead Manager      Morgan Stanley & Co.
Credit Rating       AAA/AAA                     Next Payment Date       04/14/200        Orig Deal Size    1,528,677,432.90
Market Desc         N/A                         Payment Freq            Monthly          Num of Tranches   28
Factor              1.00000000                  Interest Freq           Monthly          Deal Age          0

TRIGGER             OPTIONALCALL YES      OPTIONALCALL YES   OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY              (!YM) CPR 100         CPR 0              CPR 50            CPR 100           (!YM) CPR 100     (!YM) CPR 100
DEFAULT                                                                                          CDR 0  24         CDR 0  24
                                                                                                 1                 2
ADVANCES                                                                                         YES               YES
RECV MNTH                                                                                        12                12
RECV DISTR                                                                                       100 1             100 1
LOSSES                                                                                           0.35              0.35
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                    1.4091      19.8254             19.8210             21.8397          20.2345           19.8254         19.8254
                    1.4716      17.7949             17.7905             19.7018          18.1351           17.7948         17.7948
                    1.5341      15.9166             15.9123             17.7272          16.1990           15.9166         15.9166
                    1.5966      14.1726             14.1683             15.8961          14.4059           14.1726         14.1726
                    1.6591      12.5474             12.5432             14.1920          12.7390           12.5474         12.5474
                    1.7216      11.0280             11.0239             12.6008          11.1839           11.0280         11.0280
                    1.7841       9.6034              9.5993             11.1105           9.7285            9.6033          9.6033
                    1.8466       8.2638              8.2597              9.7107           8.3624            8.2638          8.2638
                    1.9091       7.0010              6.9971              8.3925           7.0766            7.0010          7.0010
                    1.9716       5.8079              5.8040              7.1481           5.8634            5.8079          5.8079
                    2.0341       4.6780              4.6741              5.9709           4.7161            4.6780          4.6780
                    2.0966       3.6059              3.6021              4.8547           3.6286            3.6059          3.6059
                    2.1591       2.5866              2.5828              3.7945           2.5958            2.5866          2.5866
                    2.2216       1.6158              1.6121              2.7855           1.6132            1.6158          1.6158
                    2.2841       0.6897              0.6861              1.8237           0.6766            0.6897          0.6897
                    2.3466      -0.1951             -0.1988              0.9053          -0.2175           -0.1952         -0.1952
                    2.4091      -1.0419             -1.0455              0.0271          -1.0725           -1.0419         -1.0419
                    2.4716      -1.8533             -1.8568             -0.8138          -1.8912           -1.8533         -1.8533
                    2.5341      -2.6318             -2.6353             -1.6202          -2.6762           -2.6318         -2.6318
                    2.5966      -3.3796             -3.3831             -2.3943          -3.4298           -3.3796         -3.3797
                    2.6591      -4.0989             -4.1023             -3.1385          -4.1542           -4.0989         -4.0990
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       5.81                5.81                5.79             5.70              5.81            5.81
MOD DURATION @ 2.0341              2.73                2.73                2.62             2.69              2.73            2.73
SPREAD INTERP. @ 2.0341              50                  50                 179               55                50              50

-----------------------------------------------------------------------------------------------------------------------------------
      Cusip                  N/A
      Yield Table Date       03/17/2005
      Yield Frequency        SemiAnnual
      Yield Day Count        30/360

      OPTIONALCALL YES  OPTIONALCALL YES   OPTIONALCALL YES
      (!YM) CPR 100     (!YM) CPR 100     (!YM) CPR 100
      CDR 0  24         CDR 6             CDR 7
      3
      YES               YES               YES
      12                12                12
      100 1             100 1             100 1
      0.35              0.35              0.35
-------------------------------------------------------------

-------------------------------------------------------------

               19.8254           19.8252            19.6316
               17.7948           17.7947            17.5983
               15.9166           15.9165            15.7176
               14.1725           14.1724            13.9713
               12.5473           12.5472            12.3439
               11.0280           11.0279            10.8225
                9.6033            9.6032             9.3959
                8.2637            8.2636             8.0545
                7.0010            7.0009             6.7901
                5.8078            5.8077             5.5953
                4.6780            4.6779             4.4640
                3.6058            3.6057             3.3904
                2.5866            2.5865             2.3698
                1.6158            1.6157             1.3977
                0.6897            0.6896             0.4704
               -0.1952           -0.1953            -0.4157
               -1.0419           -1.0420            -1.2635
               -1.8533           -1.8534            -2.0759
               -2.6318           -2.6319            -2.8554
               -3.3797           -3.3798            -3.6043
               -4.0990           -4.0991            -4.3245
-------------------------------------------------------------
                  5.81              5.81               5.75
                  2.73              2.73               2.72
                    50                50                 29

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                     Page 1 of 1

MSCI

**2005-HQ5  **S&P / Fitch

Security A1
Scenario 0

Avg Life: 2.9892  Total Interest: 13,530,023.91

   Per          Date               Balance            Principal             Interest               Coupon                Total
                                                                                                                          Cash
-------------------------------------------------------------------------------------------------------------------------------

     0      3/1/2005        100,000,000.00
     1     4/14/2005         99,271,693.41           728,306.59           371,666.67               4.4600         1,099,973.26
     2     5/14/2005         98,435,177.44           836,515.96           368,959.79               4.4600         1,205,475.76
     3     6/14/2005         97,678,684.93           756,492.52           365,850.74               4.4600         1,122,343.26
     4     7/14/2005         96,834,410.96           844,273.97           363,039.11               4.4600         1,207,313.08
     5     8/14/2005         96,069,921.57           764,489.39           359,901.23               4.4600         1,124,390.62
     6     9/14/2005         95,301,605.92           768,315.65           357,059.88               4.4600         1,125,375.52
     7    10/14/2005         94,445,745.93           855,859.99           354,204.30               4.4600         1,210,064.29
     8    11/14/2005         93,669,315.40           776,430.53           351,023.36               4.4600         1,127,453.88
     9    12/14/2005         92,805,504.16           863,811.24           348,137.62               4.4600         1,211,948.87
    10     1/14/2006         92,020,877.80           784,626.36           344,927.12               4.4600         1,129,553.48
    11     2/14/2006         91,232,323.75           788,554.05           342,010.93               4.4600         1,130,564.98
    12     3/14/2006         90,190,250.93         1,042,072.83           339,080.14               4.4600         1,381,152.97
    13     4/14/2006         89,392,576.19           797,674.74           335,207.10               4.4600         1,132,881.84
    14     5/14/2006         88,427,626.36           964,949.83           332,242.41               4.4600         1,297,192.24
    15     6/14/2006         87,552,288.67           875,337.69           328,656.01               4.4600         1,203,993.70
    16     7/14/2006         86,578,415.36           973,873.31           325,402.67               4.4600         1,299,275.99
    17     8/14/2006         85,693,875.01           884,540.35           321,783.11               4.4600         1,206,323.46
    18     9/14/2006         84,801,324.19           892,550.82           318,495.57               4.4600         1,211,046.39
    19    10/14/2006         83,809,869.73           991,454.45           315,178.25               4.4600         1,306,632.71
    20    11/14/2006         82,907,942.60           901,927.14           311,493.35               4.4600         1,213,420.48
    21    12/14/2006         81,902,059.07         1,005,883.53           308,141.19               4.4600         1,314,024.72
    22     1/14/2007         80,969,466.58           932,592.49           304,402.65               4.4600         1,236,995.14
    23     2/14/2007         80,032,232.00           937,234.58           300,936.52               4.4600         1,238,171.10
    24     3/14/2007         78,784,749.68         1,247,482.32           297,453.13               4.4600         1,544,935.45
    25     4/14/2007         77,778,745.74         1,006,003.94           292,816.65               4.4600         1,298,820.59
    26     5/14/2007         76,662,712.25         1,116,033.49           289,077.67               4.4600         1,405,111.16
    27     6/14/2007         75,646,172.15         1,016,540.10           284,929.75               4.4600         1,301,469.85
    28     7/14/2007         74,519,825.99         1,126,346.16           281,151.61               4.4600         1,407,497.77
    29     8/14/2007         73,492,645.42         1,027,180.57           276,965.35               4.4600         1,304,145.92
    30     9/14/2007         72,460,356.54         1,032,288.88           273,147.67               4.4600         1,305,436.55
    31    10/14/2007         71,318,593.82         1,141,762.71           269,310.99               4.4600         1,411,073.70
    32    11/14/2007         70,275,508.46         1,043,085.37           265,067.44               4.4600         1,308,152.81
    33    12/14/2007         69,123,177.95         1,152,330.51           261,190.64               4.4600         1,413,521.14
    34     1/14/2008         68,051,668.20         1,071,509.75           256,907.81               4.4600         1,328,417.56
    35     2/14/2008         66,871,786.59         1,179,881.61           252,925.37               4.4600         1,432,806.98
    36     3/14/2008         65,443,880.08         1,427,906.50           248,540.14               4.4600         1,676,446.64
    37     4/14/2008         64,199,230.25         1,244,649.83           243,233.09               4.4600         1,487,882.92
    38     5/14/2008         62,820,114.89         1,379,115.36           238,607.14               4.4600         1,617,722.50
    39     6/14/2008         61,562,581.75         1,257,533.14           233,481.43               4.4600         1,491,014.56
    40     7/14/2008         60,170,866.91         1,391,714.85           228,807.60               4.4600         1,620,522.44
    41     8/14/2008         58,900,324.37         1,270,542.53           223,635.06               4.4600         1,494,177.59
    42     9/14/2008         57,623,533.48         1,276,790.89           218,912.87               4.4600         1,495,703.76
    43    10/14/2008         56,212,983.19         1,410,550.30           214,167.47               4.4600         1,624,717.76
    44    11/14/2008         54,922,994.30         1,289,988.89           208,924.92               4.4600         1,498,913.81
    45    12/14/2008         53,499,536.40         1,423,457.90           204,130.46               4.4600         1,627,588.36
    46     1/14/2009                     -        53,499,536.40           198,839.94               4.4600        53,698,376.34
-------------------------------------------------------------------------------------------------------------------------------
Total                                            100,000,000.00        13,530,023.91                            113,530,023.91

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.